U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 25, 2005

VION PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-26534 (Commission File Number)	13-3671221 (IRS Employer Identification No.)
4 Science Park, New Haven, CT		06511
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (203) 498-4210

                                                        Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 8.01    Other Events

On October 25, 2005, Vion Pharmaceuticals, Inc. issued a press release which is attached as Exhibit 99.1 hereto and incorporated by reference herein.

Item 9.01    Financial Statements and Exhibits.

(c)    Exhibits.

Exhibit 99.1    Press release dated October 25, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VION PHARMACEUTICALS, INC.
Date: October 25, 2005	By: /s/ Howard B. Johnson Name: Howard B. Johnson Title: President and Chief Financial Officer

EXHIBIT INDEX

99.1    Press release dated October 25, 2005.